Segment Information (Policies)	12 Months Ended
Sep. 01, 2016
Segment Reporting [Abstract]
Segment Reporting Policy
Certain operating expenses directly associated with the activities of a specific segment are charged to that segment. Other indirect operating expenses (income) are generally allocated to segments based on their respective percentage of cost of goods sold or forecasted wafer production. In the first quarter of 2017, we revised the measure of segment profitability reviewed by our chief operating decision maker and, as a result, certain items are no longer allocated to our business units. All periods have been revised to reflect these changes. Items not allocated are identified below.

We do not identify or report internally our assets or capital expenditures by segment, nor do we allocate gains and losses from equity method investments, interest, other non-operating income or expense items, or taxes to segments.